Tema International Durable Quality ETF (ITOL)

a series of Tema ETF Trust

Supplement dated April 17, 2026 to the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information dated September 9, 2025, as amended January 30, 2026

As of April 17, 2026, the Board of Trustees (the "Board") of Tema ETF Trust (the "Trust") has determined that it is in the best interests of shareholders to liquidate the Tema International Durable Quality ETF (the "Fund"), a series of the Trust, following a recommendation by the Fund's investment adviser, Tema ETFs LLC. The Board has determined to liquidate the Fund with the liquidation payment to shareholders expected to take place on or about May 18, 2026 (the "Liquidation Date").

After the close of business on May 12, 2026, the Fund no longer will accept creation orders. The last day of trading of Fund shares on the CBOE BZX Exchange (the "Exchange") will be May 14, 2026. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on the Exchange until market close on May 14, 2026, and may incur typical transaction fees from their broker-dealer. The Fund's shares will no longer trade on the Exchange after market close on May 14, 2026, and the shares will be subsequently delisted. Shareholders who do not sell their Fund shares before market close on May 14, 2026, will receive cash in their brokerage accounts equal to the amount of the net asset value of their shares (which will include any capital gains and dividend distributions) on or about the Liquidation Date.

The Fund may distribute to its shareholders capital gains and net investment income on or before the Liquidation Date. These cash distributions are taxable events. Shareholders should consult their tax adviser about any potential tax consequences.

If you have questions or need assistance, please contact your financial adviser directly or the Fund at (332) 900-1687.

This Supplement and the Prospectus, Summary Prospectus, and SAI dated September 9, 2025, and amended January 30, 2026 provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (332) 900-1687.